Exhibit 99.1

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BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                      IXIS 2005-HE2                       Data
Collateral Characteristics     Pool Balance                   $         665,253,358.39  Please populate column D (&E) with the
                               # of Loans                     #                   3838  corresponding pool characteristics in Column
                               Avg Prin Balance               $             173,333.34  B. - For values in currency format, omit $.
                               WAC                            %                  7.483  - For values in percentage format, provide
                               WA Net Rate                    %                  6.963  data to 3 decimal places and omit %. - For
                               WAM                            #                350.813  WAC Net Rate, subtract servicing fee,
                               Seasoning                      #                  2.944  trustee fee, and initial MI fee. - For MI
                               Second Liens                   %                  2.994  Flag, Y or N.
                               WA CLTV                        %                 80.899
                               WA FICO                        #                629.000
                               Prepay Penalties               %                 86.263
Arm Characteristics            WAC (Arms only)                %                  7.401
                               WAM (Arms only)                #                357.086
                               WA Margin                      %                  6.408
                               WA Initial Cap                 %                  2.339
                               WA Periodic Cap                %                  1.190
                               WA Cap                         %                  6.536
                               WA Months to Roll              #                 22.000
Loan Type                      Fixed                          %                 10.616
                               Balloons                       %                  2.641
                               2/28 Arms                      %                 82.357
                               3/27 Arms                      %                  6.018
                               Other Hybrid Arms              %                  1.009
Index                          1-Month LIBOR                  %                  0.000
                               6-Month LIBOR                  %                 89.384
                               Other Index                    %                 10.616
Loan Purpose                   Purchase                       %                 42.062
                               Cash-Out Refi                  %                 54.279
                               Rate-Term Refi                 %                  3.659
                               Debt Consolidation             %                      0
Occupancy Status               Owner                          %                 95.582
                               Second Home                    %                  0.564
                               Investor                       %                  3.853
Property Type                  Single Family                  %                 75.192
                               2-4 Family                     %                  5.929
                               PUD                            %                 12.270
                               MH                             %                  0.084
                               Condo                          %                  6.525
Doc Type                       Full Doc                       %                 44.096
                               Stated Doc                     %                 52.404
                               Limited Doc                    %                  3.501
                               No Doc                         %                  0.000
MI Data                        MI Flag                       Y/N   N
                               % of Pool Covered              %    N/A
                               Effective LTV                  %    N/A

FICO Distribution              FICO <460                      %                  0.000
                               FICO 460-479                   %                  0.000
                               FICO 480-499                   %                  0.000
                               FICO 500-519                   %                  4.937
                               FICO 520-539                   %                  6.039
                               FICO 540-559                   %                  7.092
                               FICO 560-579                   %                  6.408
                               FICO 580-599                   %                  8.541
                               FICO 600-619                   %                 11.348
                               FICO 620-639                   %                 10.254
                               FICO 640-659                   %                 13.026
                               FICO 660-679                   %                  9.318
                               FICO 680-699                   %                  7.681
                               FICO 700-719                   %                  6.506
                               FICO 720-739                   %                  4.119
                               FICO 740-759                   %                  3.047
                               FICO >760                      %                  1.684

LTV Distribution               LTV <20                        %                   0.07
                               LTV 20.01-30                   %                   0.21
                               LTV 30.01-40                   %                   0.59
                               LTV 40.01-50                   %                   1.17
                               LTV 50.01-60                   %                   2.90
                               LTV 60.01-70                   %                   8.13
                               LTV 70.01-80                   %                  48.65
                               LTV 80.01-90                   %                  26.82
                               LTV 90.01-100                  %                  11.47
                               LTV >100                       %                   0.00
                                                                          Data                Data
Loan Balance Distribution      $ 0-25,000                   # & %                   66               0.192
                               $ 25,001-50,000              # & %                  335               2.042
                               $ 50,001-75,000              # & %                  474               4.437
                               $ 75,001-100,000             # & %                  404               5.320
                               $ 100,001-150,000            # & %                  726              13.569
                               $ 150,001-200,000            # & %                  603              15.808
                               $ 200,001-250,000            # & %                  396              13.293
                               $ 250,001-300,000            # & %                  254              10.376
                               $ 300,001-350,000            # & %                  206              10.018
                               $ 350,001-400,000            # & %                  147               8.292
                               $ 400,001-450,000            # & %                   92               5.891
                               $ 450,001-500,000            # & %                   64               4.604
                               $ 500,001-550,000            # & %                   34               2.696
                               $ 550,001-600,000            # & %                   23               1.979
                               $ 600,001-650,000            # & %                    6               0.573
                               $ 650,001-700,000            # & %                    3               0.309
                               $ 700,001-750,000            # & %                    1               0.112
                               $ 750,001-800,000            # & %                    2               0.235
                               $ 800,001-850,000            # & %                    1               0.121
                               $ 850,001-900,000            # & %                    1               0.134
                               $ 900,001-950,000            # & %                    0                0.00
                               $ 950,001-1,000,000          # & %                    0                0.00
                               > $ 1,000,001                # & %                    0                0.00

Geographic Distribution        Alabama                        %                   0.54
                               Alaska                         %                   0.09
                               Arizona                        %                   2.05
                               Arkansas                       %                   0.48
                               California                     %                  38.40
                               Colorado                       %                   2.13
                               Connecticut                    %                   0.94
                               Delaware                       %                   0.18
                               District of Columbia           %                   0.06
                               Florida                        %                  17.19
                               Georgia                        %                   1.50
                               Hawaii                         %                   0.08
                               Idaho                          %                   0.38
                               Illinois                       %                   4.16
                               Indiana                        %                   0.77
                               Iowa                           %                   0.24
                               Kansas                         %                   0.36
                               Kentucky                       %                   0.55
                               Louisiana                      %                   0.45
                               Maine                          %                   0.19
                               Maryland                       %                   1.86
                               Massachusetts                  %                   1.12
                               Michigan                       %                   1.52
                               Minnesota                      %                   0.89
                               Mississippi                    %                   0.35
                               Missouri                       %                   0.90
                               Montana                        %                   0.18
                               Nebraska                       %                   0.19
                               Nevada                         %                   3.25
                               New Hampshire                  %                   0.14
                               New Jersey                     %                   1.60
                               New Mexico                     %                   0.23
                               New York                       %                   3.19
                               North Carolina                 %                   0.70
                               North Dakota                   %                   0.02
                               Ohio                           %                   0.91
                               Oklahoma                       %                   0.38
                               Oregon                         %                   1.33
                               Pennsylvania                   %                   1.15
                               Rhode Island                   %                   0.35
                               South Carolina                 %                   0.10
                               South Dakota                   %                   0.05
                               Tennessee                      %                   0.49
                               Texas                          %                   2.79
                               Utah                           %                   0.43
                               Vermont                        %                   0.00
                               Virginia                       %                   2.83
                               Washington                     %                   1.83
                               West Virginia                  %                   0.14
                               Wisconsin                      %                   0.33
                               Wyoming                        %                   0.02

        Balance      # of loans  WAC      WA FICO    WA CLTV  Owner Occ %  Cashout Refi%   Full Doc%
$600,000-650,000       6         6.923       696    82.750      100.000         33.515      16.653   Please populate appropriate
$650,001-700,000       3         8.415       610    81.557      100.000         66.185      33.976   loan characteristics for each
$700,001-750,000       1         6.975       719    88.240      100.000          0.000       0.000   loan bucket.
$750,001-800,000       2         7.015       697    76.295      100.000         50.968      49.032
$800,001-850,000       1         6.875       659    64.400      100.000        100.000     100.000
$850,001-900,000       1         8.125   629.000    80.000      100.000          0.000       0.000
$900,001-950,000       0         0.000     0.000     0.000        0.000          0.000       0.000
$950,001-1,000,000     0         0.000     0.000     0.000        0.000          0.000       0.000
>$1,000,000            0         0.000     0.000     0.000        0.000          0.000       0.000

Percentage by range                                                        Loans without MI
                                                                                    FICOs
                                              <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                           ------------------------------------------------------------------------------------
                                    <20       0.000      0.000      0.000     0.000      0.000     0.000      0.000    0.000
                                           ------------------------------------------------------------------------------------
                                   20-30      0.000      0.000      0.000     0.001      0.001     0.000      0.000    0.000
                                           ------------------------------------------------------------------------------------
                                   30-40      0.000      0.000      0.003     0.001      0.001     0.000      0.000    0.000
                                           ------------------------------------------------------------------------------------
                                   40-50      0.000      0.000      0.003     0.004      0.003     0.001      0.000    0.000
                                           ------------------------------------------------------------------------------------
                 CLTVs             50-60      0.000      0.000      0.009     0.008      0.007     0.003      0.001    0.000
                                           ------------------------------------------------------------------------------------
                                   60-70      0.000      0.000      0.025     0.023      0.018     0.011      0.002    0.001
                                           ------------------------------------------------------------------------------------
                                   70-80      0.000      0.001      0.060     0.058      0.137     0.133      0.074    0.024
                                           ------------------------------------------------------------------------------------
                                   80-90      0.000      0.000      0.044     0.073      0.080     0.048      0.019    0.005
                                           ------------------------------------------------------------------------------------
                                   90-100     0.000      0.000      0.000     0.020      0.040     0.032      0.020    0.003
                                           ------------------------------------------------------------------------------------
                                    >100      0.000      0.000      0.000     0.000      0.000     0.000      0.000    0.000
                                           ------------------------------------------------------------------------------------

                                                                               Loans with MI
                                                                                  FICOs
                                              <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                           ------------------------------------------------------------------------------------
                                    <20
                                           ------------------------------------------------------------------------------------
                                   20-30
                                           ------------------------------------------------------------------------------------
                                   30-40
                                           ------------------------------------------------------------------------------------
                                   40-50
                                           ------------------------------------------------------------------------------------
                  LTVs             50-60
                                           ------------------------------------------------------------------------------------
                                   60-70
                                           ------------------------------------------------------------------------------------
                                   70-80
                                           ------------------------------------------------------------------------------------
                                   80-90
                                           ------------------------------------------------------------------------------------
                                   90-100
                                           ------------------------------------------------------------------------------------
                                    >100
                                           ------------------------------------------------------------------------------------

Loan Count                                                                    Loans without MI
                                                                                  FICOs
                                             <450/NA    451-500    501-550   551-600    601-650   651-700    701-750    >750
                                           ------------------------------------------------------------------------------------
                                    <20         0          0          1         4          1         1          0        0
                                           ------------------------------------------------------------------------------------
                                   20-30        0          0          3         5          9         1          0        1
                                           ------------------------------------------------------------------------------------
                                   30-40        0          0         13         8          6         3          1        2
                                           ------------------------------------------------------------------------------------
                                   40-50        0          0         16         23        15         5          0        1
                                           ------------------------------------------------------------------------------------
                 CLTVs             50-60        0          2         39         32        29         13         5        0
                                           ------------------------------------------------------------------------------------
                                   60-70        0          1         101        90        65         37         9        4
                                           ------------------------------------------------------------------------------------
                                   70-80        0          3         267       216        441       393        201       62
                                           ------------------------------------------------------------------------------------
                                   80-90        0          2         189       308        274       141        57        18
                                           ------------------------------------------------------------------------------------
                                   90-100       0          0          2        121        259       207        107       24
                                           ------------------------------------------------------------------------------------
                                    >100        0          0          0         0          0         0          0        0
                                           ------------------------------------------------------------------------------------
                                     #          0          8         631       807       1099       801        380      112

                                                                               Loans with MI
                                                                                  FICOs
                                              <450      451-500    501-550   551-600    601-650   651-700    701-750    >750
                                           ------------------------------------------------------------------------------------
                                    <20
                                           ------------------------------------------------------------------------------------
                                   20-30
                                           ------------------------------------------------------------------------------------
                                   30-40
                                           ------------------------------------------------------------------------------------
                                   40-50
                                           ------------------------------------------------------------------------------------
                  LTVs             50-60
                                           ------------------------------------------------------------------------------------
                                   60-70
                                           ------------------------------------------------------------------------------------
                                   70-80
                                           ------------------------------------------------------------------------------------
                                   80-90
                                           ------------------------------------------------------------------------------------
                                   90-100
                                           ------------------------------------------------------------------------------------
                                    >100
                                           ------------------------------------------------------------------------------------

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.